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                UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): September 15, 2004

                                   EXELIXIS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-30235                 04-3257395
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      (State or Other          (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)



                                 170 Harbor Way
                                  P.O.  Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


On September 13, 2004, Steven P. James, Senior Vice President, Commercial Operations, of Exelixis, Inc. (the "Company") submitted his resignation to be effective as of September 15, 2004. Mr. James decided to leave the Company to pursue other professional opportunities.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 16, 2004


                                 Exelixis, Inc.


                                 /s/ Christoph Pereira
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                                 Christoph Pereira
                                 Vice President, Legal Affairs and Secretary





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